SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: July 27, 2009
Date of earliest event reported: July 23, 2009
MARTHA STEWART LIVING OMNIMEDIA, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation) 11 West 42nd Street	001-15395 (Commission File Number)	52-2187059 (IRS Employer Identification Number)
New York, NY (Address of principal executive offices)		10036 (Zip Code)
(212) 827-8000
Registrant’s telephone number, including area code
Not applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On July 23, 2009, the Board of Directors of Martha Stewart Living Omnimedia, Inc. (the “Company”) expanded the Board of Directors from six to seven members and elected Frederic Fekkai as a new director. Mr. Fekkai was appointed to the Compensation Committee and the Nominating and Corporate Governance Committee.
     Mr. Fekkai will receive compensation as an independent director pursuant to the Company’s standard independent director compensation plan, as described in Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2008. The Company pays its independent directors, including Mr. Fekkai, an annual retainer of $40,000 (the “Annual Retainer”), which retainer is paid in equal quarterly installments. Mr. Fekkai’s Annual Retainer will be pro-rated for the partial year of service. At least 25% of this retainer must be paid in shares of the Company’s Class A common stock, and the remaining 75% may be paid either in shares of the Company’s Class A common stock or in cash at the election of the director.
     Each independent director, including Mr. Fekkai, also receives a meeting fee of $1,500 for each in-person meeting of the Company’s Board of Directors that he or she attends, and a fee of $1,000 for each committee or telephonic Board of Directors meeting in which he or she participates. All of the Company’s directors, including Mr. Fekkai, are reimbursed for expenses incurred in connection with participation in Board of Directors and committee meetings.
     Mr. Fekkai will receive an equity grant of $75,000 of value in connection with his election as a director. Fifty percent of the grant will consist of shares of restricted Class A common stock and 50% will consist of options, all of which will be granted and priced on the first business day of August 2009, in accordance with the Company’s policy on equity issuances. Both the grants of restricted Class A common stock and options will vest on the first anniversary of their grant date.
Item 8.01 Other Events.
     On July 27, 2009, the Company issued a press release related to the election of Mr. Fekkai. A copy of such press release is attached as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits

(d)	Exhibit	Description

	99.1	Martha Stewart Living Omnimedia, Inc. Press Release dated July 27, 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTHA STEWART LIVING OMNIMEDIA, INC.
Date: July 27, 2009	By:	/s/ Kelli Turner
Kelli Turner
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Martha Stewart Living Omnimedia, Inc. Press Release dated July 27, 2009